SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                               _____________

                                 FORM 8-K

                              CURRENT REPORT

                               ____________


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 20, 1994


                         UNION PACIFIC CORPORATION
          (Exact name of registrant as specified in its charter)


                                   Utah
              (State or other jurisdiction of incorporation)


        1-6075                                   13-2626465
(Commission File Number)                        (IRS Employer
                                             Identification No.)

Eighth & Eaton Avenues, Bethlehem, Pennsylvania          18018
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including
area code:                                        (215) 861-3200

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Item 7.   Financial Statements and Exhibits.


     Exhibit

       99      Press Release, dated January 20,
               1994, containing earnings
               information for Union Pacific
               Corporation and subsidiary companies
               for the year ended December 31,
               1993.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         UNION PACIFIC CORPORATION


                         /s/Carl W. von Bernuth
                         Carl W. von Bernuth
                         Senior Vice President and General Counsel

January 20, 1994

                   Exhibit Index


     Exhibit                            Description

       99                Press Release, dated January 20, 1994,
                         containing earnings information for Union
                         Pacific Corporation and subsidiary
                         companies for the year ended December 31, 1993.